SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2003

MEDIX RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Colorado	0-24768	84-1123311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1830, New York, New York 10170

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 697-2509

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Item 5. Other Events and Regulation FD Disclosure.

The Company disseminated the document attached to this Current Report on Form 8-K as Exhibit 99 on July 1, 2003.

Item 7. Financial Statements and Exhibits.

Exhibit 99 - July 1, 2003 statement of potential impact on the Company's business of the pending Prescription Drug and Medicare Modernization Act of 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEDIX RESOURCES, INC.

By: /s/ Arthur Goldberg

Arthur Goldberg

Executive Vice President and Secretary

Dated: July 1, 2003